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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20579

                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) -- March 10, 2000

                           GALILEO INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)

  Delaware                         1-13153                       36-4156005
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(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

9700 West Higgins Road, Suite 400, Rosemont, IL                      60018
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  (847) 518-4000

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On March 10, 2000, Galileo International, Inc. (the "Company") and Galileo Acquisition Co., a Delaware corporation and wholly-owned subsidiary of the Company ("Galileo AC"), consummated the acquisition of TRIP.com, Inc., a Delaware corporation ("TRIP.com") engaged in the online travel reservations business. The acquisition was effected by means of a merger of TRIP.com with and into Galileo AC pursuant to the Merger Agreement by and among the Company, Galileo AC and TRIP.com dated February 7, 2000 (the "Merger"). Pursuant to the Merger, shareholders of TRIP.com received consideration consisting of an aggregate of $105,085,947 in cash and 5,499,630 shares of common stock of the Company, par value $0.01. In addition, certain outstanding options to purchase shares of common stock of TRIP.com were converted into options to purchase 1,073,331 shares of the common stock of the Company. Following the Merger, TRIP.com became a wholly-owned subsidiary of the Company. The sources of funds for the cash portion of the Merger consideration were proceeds of a loan under a $200,000,000 credit facility with Bank of America.

         The amount of the consideration was determined in arms-length negotiations, wherein the Company and TRIP.com each were represented by independent counsel and financial advisors. As a condition to the closing of the Merger, the Company and LaSalle Bank N.A., as escrow agent, entered into an escrow agreement to provide for the escrow of $20,000,000 of the cash portion of the Merger consideration. Such escrow will be available for a period of six months for any adjustments to the Merger consideration that are required by the Merger Agreement.

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         The Company is incorporating herein by reference the Merger Agreement, which was filed as Exhibit 10.8 to the Annual Report on Form 10-K for the fiscal year ended December 31, 1999. The Company also is filing herewith the press release issued by the Company as Exhibit 99.2 that is incorporated herein by reference.

         Based upon the value of the consideration paid, no financial statements of TRIP.com are required under Article 3 of Regulation S-X, nor are any pro forma financial statements required under Article 11 of Regulation S-X.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial statements of business acquired.

             The information contained in Item 7(a) of the Company's Form 8-K dated March 24, 2000, to which this Form 8-K/A relates (the "Original Form 8-K") is hereby deleted.

         (b) Pro forma financial information

             The information contained in Item 7(b) of the Original Form 8-K is hereby deleted.

         (c) Exhibits

             None

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       GALILEO INTERNATIONAL, INC.

Date:  May 23, 2000                      By:  /s/ James E. Barlett
                                               ---------------------
                                               Name: James E. Barlett
                                               Title: Chairman, President and
                                                      Chief Executive Officer

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